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                                                                    Exhibit 23.1


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 8-K, into the Company's previously filed Registration Statement File Nos. 333-68291, 333-68283, 333-42015, 333-75953,
333-78779, 333-78699, 333-76823, 333-81475, 333-80815, 333-75951 and 333-36894.



San Francisco, California                          ARTHUR ANDERSEN LLP
December 13, 2000